OTHER EXPENSE, NET (Tables)	12 Months Ended
Dec. 31, 2012
Schedule Of Specific Components Of Other Expense, Net

 The specific components of “Other expense, net” are as follows:

	Year Ended December 31
	2012	2011	2010
	(Millions of Dollars)

Foreign currency exchange	$(18)	$(9)	$(26)
Accounts receivable discount expense	(7)	(9)	(6)
Gain on liabilities subject to compromise	—	—	14
Other	(1)	4	2

	$(26)	$(14)	$(16)